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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 15, 2004


                 CHASE MANHATTAN AUTO OWNER TRUST, SERIES 2003-C
                             (Issuer of securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)

United States                       333-109768          22-2382028
----------------------------        ------------        ----------
(State or other jurisdiction        (Commission         (IRS Employer
of incorporation)                   File Number)        Identification No.)


White Clay Center, Building 200, Newark, DE          19711
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(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000


---------------------------------------------------------------
(Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

Chase Manhattan Bank USA, National Association is the registrant of the Chase Manhattan Auto Owner Trust, Series 2003-C ("Series 2003-C"), which issued multiple classes of Asset Backed Securities. On or about December 15, 2004, JPMorgan Chase Bank, as Paying Agent, made the payments to the holders of the Securities of Series 2003-C contemplated by the related Indenture.

A copy of the Monthly Statement to Securityholders with respect to such distribution, delivered pursuant to the related Sale and Servicing Agreement, is being filed as an exhibit to this Current Report on Form 8-K.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.      Description
-----------      -----------

     99.1 Monthly Reports with respect to the December 15, 2004 distribution.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CHASE MANHATTAN BANK USA,
                                      NATIONAL ASSOCIATION, as Servicer


                                      By: /s/ Patricia M. Garvey
                                          --------------------------
                                      Name: Patricia M. Garvey
                                      Title:  Vice President
                                      Date: December 16, 2004




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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                       Description
-----------                       -----------

      99.1 Monthly Reports with respect to the distribution to Securityholders on December 15, 2004.